Impairment of Goodwill and IPR&D from Acquisition	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Impairment of Goodwill and IPR&D from Acquisition

12. Impairment of Goodwill and IPR&D from Acquisition

On September 24, 2024, the Company acquired control of a vaccine company in Chengdu, which was renamed to Sinovac (Chengdu) Biotech Co., Ltd. ("Sinovac Chengdu") through Sinovac LS, for the total cash considerations of $123 million (RMB897 million). The Company has acquired 100% of Sinovac Chengdu based on the acquisition agreements and completed consideration payments by December 31, 2025. The Company identified Sinovac Chengdu as a reporting unit, and assigned entire goodwill to this reporting unit.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date:

	USD	RMB
Net assets acquired:
IPR&D	$113,645	$829,527
Property, plant and equipment	10,766	78,585
Right-of-use assets	2,809	20,504
Cash and cash equivalents	10,188	74,368
Intangible assets	80	584
Other current and non-current assets	693	5,056
Other current and non-current liabilities	(42,800)	(312,410)
Goodwill	27,508	200,786
Total consideration	$122,889	$897,000

The changes in the carrying amount of goodwill are as follows:

Goodwill
Transaction in 2024
Acquisition of Sinovac Chengdu	$27,508
Balance as of December 31, 2024
Goodwill	27,508
$27,508

Transaction in 2025
Impairment	$(15,686)
Foreign currency translation adjustments	782
Balance as of December 31, 2025
Goodwill	28,728
Accumulated impairment losses	(16,124)
$12,604

As of December 31, 2024, the Company concluded that none of the Company's goodwill nor IPR&D was impaired and did not believe the risk of impairment is significant at that time, as the fair value of the reporting unit was significantly higher than its respective net book values.

In 2025, the Company identified impairment triggering events for goodwill and IPR&D, resulting from intensive product competition. The Company compared the fair value of IPR&D to its carrying value. To estimate the fair value of IPR&D, the Company utilized an income approach based on the multi-period excess earnings method, based on market participant assumptions. The assumptions used to estimate the fair value included forecasted revenue, long-term expectations for growth rates and operating profit margin, CACs, and a market-participant discount rate. The carrying amount of the IPR&D exceeded its estimated fair value, and an IPR&D impairment loss of $49,820 was recognized for the year ended December 31, 2025.

Based on the above event, the Company assessed that it was more likely than not that the fair value of Sinovac Chengdu reporting unit was less than its carrying amount and performed quantitative impairment test. The judgment in estimating the fair value of the reporting unit was determined based on the discounted cash flow analysis using the assumptions including internal cash flows forecasts, long-term future growth rates and discount rates, among others. The carrying amount of the reporting unit exceeded its estimated fair value, and a goodwill impairment loss of $15,686 was recognized for the year ended December 31, 2025.